Sale of Piceance and Arkoma Properties - Discontinued Operations (Arkoma properties)	12 Months Ended
Dec. 31, 2012
Arkoma properties
Sale of Piceance and Arkoma Properties - Discontinued Operations
Sale of Piceance and Arkoma Properties - Discontinued Operations

(3) Sale of Piceance and Arkoma Properties—Discontinued Operations

        On December 21, 2012 the Company completed the sale of its Piceance Basin assets. Proceeds from the sale of $316 million represent the purchase price of $325 million, adjusted for expenses of the sale and estimated income, expenses, and capital costs related to the Piceance Basin properties from the October 1, 2012 effective date of the sale through December 21, 2012. The Company had a loss of $364 million on the sale of the Piceance Basin assets. The purchaser also assumed all of the Company's Rocky Mountain firm transportation obligations. Because of the sale of the Piceance Basin assets, the Company also liquidated its hedge positions related to the Piceance Basin and realized additional proceeds from these transactions of approximately $100 million.

        On June 29, 2012 the Company completed its sale of its Arkoma Basin assets and the commodity hedges associated with the Arkoma assets. Proceeds from the sale of $427 million represent the purchase price of $445 million adjusted for expenses of the sale and estimated income, expenses, and capital costs from the effective date of the sale through the closing date of June 29, 2012. The Company had a loss of $432 million on the sale of the Arkoma Basin assets. The Company's Arkoma Basin midstream operations, which were sold on November 5, 2010, are also included in discontinued operations through the date of the sale. The Company realized a gain in 2010 of $148 million on the sale of those midstream operations.

        Results of operations and the loss on the sale of the Piceance Basin and Arkoma Basin assets are shown as discontinued operations on the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss) and are comprised of the following (in thousands):

	Year ended December 31
	2010	2011	2012
Sales of oil, natural gas, and natural gas liquids	$159,031	196,705	125,396
Commodity derivative fair value gains	166,685	180,130	46,358
Gas gathering and processing revenue	20,554	—	—
Gain on sale of midstream assets	147,559	—	—

Total revenues	493,829	376,835	171,754

Lease operating expenses	24,353	26,037	19,901
Gathering, compression, and transportation	36,572	50,453	45,089
Production taxes	5,892	6,307	2,967
Exploration expenses	22,444	5,842	664
Impairment of unproved properties	29,783	6,387	962
Depletion, depreciation, and amortization	115,433	114,805	88,720
Accretion of asset retirement obligations	306	359	404
Loss on sale of assets	—	—	795,945

Total expenses	234,783	210,190	954,652

Income (loss) from discontinued operations before income taxes	259,046	166,645	(782,898)
Income tax (expense) benefit	(29,070)	(45,155)	272,553

Net income (loss)	229,976	121,490	(510,345)
Noncontrolling interest in net income of consolidated subsidiary	(1,564)	—	—

Net income (loss) from discontinued operations attributable to Antero equity owners	$228,412	121,490	(510,345)